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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of GT Solar International, Inc. (the "Company") on Form 10-Q for the quarter ended June 27, 2009, as filed with the Securities and Exchange Commission (the "Report"), I, Thomas M. Zarrella, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2009
/s/ THOMAS M. ZARRELLA Thomas M. Zarrella President and Chief Executive Officer (Principal Executive Officer)

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  Exhibit 32.1